                                                                    EXHIBIT 10.5


                         MILESTONE CONVERSION AGREEMENT

                                     BETWEEN

                          AMYLIN PHARMACEUTICALS, INC.

                                       AND

                              ELI LILLY AND COMPANY

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
SECTION 1.        DEFINITIONS...................................................1

        1.1    Defined Terms....................................................1

        1.2    Accounting Terms.................................................2

        1.3    Singular and Plural..............................................3

SECTION 2.        CONVERSION....................................................3

        2.1    Conversion Rights................................................3

        2.2    Exercise of Conversion Rights....................................3

        2.3    Calculation of Milestone Conversion Shares.......................3

        2.4    Fair Market Value................................................3

        2.5    Conversion Notice................................................4

        2.6    Delivery of Milestone Conversion Shares..........................4

        2.7    No Rights as Stockholders........................................4

        2.8    Elimination of Performance Goal Milestone Payments Credit........4

        2.9    Conditions Precedent to Each Conversion..........................4

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF AMYLIN......................6

        3.1    Organization, Good Standing and Qualification....................6

        3.2    Authorization; Due Execution.....................................6

        3.3    Valid Issuance of Stock..........................................6

        3.4    No Defaults......................................................6

        3.5    SEC Filings......................................................7

        3.6    Governmental Consents............................................7

        3.7    No Conflict......................................................7

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF LILLY.......................7

        4.1    Authorization; Due Execution.....................................7

        4.2    Purchase Entirely for Own Account................................8

        4.3    Disclosure of Information........................................8

        4.4    Investment Experience............................................8

        4.5    Accredited Investor..............................................8

        4.6    Restricted Securities............................................8

SECTION 5.        COVENANTS.....................................................9

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                              PAGE
                                                                              ----
        5.1    Maintenance of Existence and Rights..............................9

        5.2    Governmental and Other Approvals.................................9

        5.3    Compliance with Laws.............................................9

SECTION 6.        MISCELLANEOUS.................................................9

        6.1    Term.............................................................9

        6.2    Governing Law...................................................10

        6.3    Assignment......................................................10

        6.4    Entire Agreement................................................10

        6.5    Severability....................................................10

        6.6    Titles and Subtitles............................................10

        6.7    Notices.........................................................10

        6.8    Counterparts....................................................11

                         MILESTONE CONVERSION AGREEMENT

      THIS MILESTONE CONVERSION AGREEMENT (the "Milestone Conversion Agreement") is made as of this 19th day of September, 2002 (the "EFFECTIVE DATE") by and between AMYLIN PHARMACEUTICALS, INC., a Delaware corporation, having a principal place of business at 9373 Towne Center Drive, San Diego, California 92121 ("AMYLIN"), and ELI LILLY AND COMPANY, an Indiana corporation having a principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 ("LILLY").

                                    RECITALS

      WHEREAS, Amylin and Lilly have entered into that certain Collaboration Agreement of even date herewith (the "COLLABORATION AGREEMENT");

      WHEREAS, in connection with, and as a condition of Amylin and Lilly entering into, the Collaboration Agreement, Amylin and Lilly have agreed to enter into this Milestone Conversion Agreement pursuant to which Lilly may, under the circumstances described herein, convert milestone amounts paid to Amylin pursuant to Section 4.2(a) of the Collaboration Agreement into shares of Amylin Common Stock, subject to the terms and conditions stated herein; and

      WHEREAS, Amylin is willing to provide such conversion rights to and in favor of Lilly, subject to the terms and conditions of this Milestone Conversion Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    AGREEMENT

SECTION 1. DEFINITIONS

      1.1 DEFINED TERMS. Unless otherwise defined in this Loan Agreement, all capitalized terms shall have the meanings given them in the Collaboration Agreement. As used in this Milestone Conversion Agreement, the following terms shall have the following respective meanings:

            "BID MILESTONE PAYMENTS" shall mean the Milestone Payments with respect to Milestone Numbers 1, 2, 3 and 4 under Section 4.2(a) of the Collaboration Agreement.

            "BUSINESS DAY" means any day, other than a Saturday, Sunday or holiday.

            "COMMON STOCK" means Amylin's Common Stock, par value $0.001 per share.

            "DAMAGES" shall include any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including reasonable attorneys' fees), charge, cost (including costs of investigation) or expense of any nature.



                                       1.

            "FINANCIAL STATEMENTS" means, with respect to any accounting period for any Person, consolidated statements of income, shareholders' equity and cash flows of such Person and its subsidiaries for such period, and a consolidated balance sheet of such Person and its subsidiaries as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

            "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time, consistently applied.

            "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "LEGAL PROCEEDING" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

            "LEGAL REQUIREMENT" shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

            "MILESTONE CONVERSION SHARES" means collectively, the shares of Amylin Common Stock issuable pursuant to Section 2.1 of this Milestone Conversion Agreement upon conversion of amounts paid to Amylin under Section 4.2(a) of the Collaboration Agreement.

            "MILESTONE PAYMENTS" means those payments made by Lilly to Amylin pursuant to Section 4.2(a) of the Collaboration Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "SR MILESTONE PAYMENTS" shall mean the Milestone Payments with respect to Milestone Numbers 5 and 6 under Section 4.2(a) of the Collaboration Agreement.

            "SUBSIDIARY" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Amylin.

      1.2 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be determined and construed in accordance with GAAP.



                                       2.

      1.3 SINGULAR AND PLURAL. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

SECTION 2. CONVERSION

      2.1   CONVERSION RIGHTS.

            (a) In the event that Amylin does not receive notification from the FDA of the FDA's acceptance of an NDA for the injectible form of AC2993 being studied in the Amigo Trials on or prior to December 31, 2005 (the "BID FILING DEADLINE"), then at Lilly's option for a period of sixty (60) days following such BID Filing Deadline (the "BID CONVERSION PERIOD") Lilly shall have the right to convert all or any portion of the BID Milestone Payments paid to Amylin prior to the BID Filing Deadline (the "BID CONVERSION AMOUNT") into that number of shares of Amylin Common Stock calculated as set forth below in this Milestone Conversion Agreement (the "BID CONVERSION RIGHT"). The BID Conversion Amount is subject to reduction pursuant to Section 6.1 of this Milestone Conversion Agreement.

            (b) In the event that Amylin does not receive notification from the FDA of the FDA's acceptance of an NDA for an SR Product on or prior to December 31, 2007 (the "SR FILING DEADLINE"), then at Lilly's option for a period of sixty (60) days following such SR Filing Deadline (the "SR CONVERSION PERIOD") Lilly shall have the right to convert all or any portion of the SR Milestone Payments paid to Amylin prior to the SR Filing Deadline (the "SR CONVERSION AMOUNT"), into that number of shares of Amylin Common Stock calculated as set forth below in this Milestone Conversion Agreement (the "SR CONVERSION RIGHT"). The SR Conversion Amount is subject to reduction pursuant to
Section 6.1 of this Milestone Conversion Agreement.

      2.2 EXERCISE OF CONVERSION RIGHTS. During the BID Conversion Period, Lilly may exercise its BID Conversion Right by delivering to Amylin prior to the expiration of the BID Conversion Period notice of such exercise (a "BID CONVERSION NOTICE"). During the SR Conversion Period, Lilly may exercise its SR Conversion Right by delivering to Amylin prior to the expiration of the SR Conversion Period notice of such exercise (a "SR CONVERSION NOTICE"). (The BID Conversion Notice and the SR Conversion Notice are sometimes referred to herein together as the "CONVERSION NOTICES," or individually as a "CONVERSION NOTICE." The BID Conversion Amount and the SR Conversion Amount are sometimes referred to herein together as the "CONVERSION AMOUNTS," or individually as a "CONVERSION AMOUNT.")

      2.3 CALCULATION OF MILESTONE CONVERSION SHARES. Subject to the terms and conditions of this Agreement, Lilly may convert the entire applicable Conversion Amount into shares of Amylin Common Stock (each such instance being hereinafter referred to as a "Conversion" and collectively as the "Conversions"). The number of shares of Amylin Common Stock issuable in connection with a Conversion shall be equal to the quotient of the applicable Conversion Amount divided by the Fair Market Value (as defined below) of one share of the Company's Common Stock.



                                       3.

      2.4 FAIR MARKET VALUE. For purposes of this Milestone Conversion Agreement, the "FAIR MARKET VALUE" of Amylin's Common Stock shall be determined as follows:

            (a) if Amylin's Common Stock is then traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, the fair market value of one share of Common Stock shall be deemed to be the average of the closing sales prices for one share of Common Stock on such exchange or market, as the case may be, for the twenty (20) Business Days immediately preceding the BID Filing Deadline in the case of the BID Conversion Amount or the SR Filing Deadline in the case of the SR Conversion Amount;

            (b) if Amylin's Common Stock is not traded on a national securities exchange or through the Nasdaq National Market or Nasdaq Small Cap Market, but is traded in the over-the-counter market, the fair market value of one share of Common Stock shall be deemed to be the average of the closing bid and asked prices reported for the twenty (20) Business Days immediately preceding the BID Filing Deadline in the case of the BID Conversion Amount or the SR Filing Deadline in the case of the SR Conversion Amount; and

            (c) if Amylin's Common Stock is not traded on any recognized exchange or market, the Fair Market Value of one share of Common Stock shall be determined by Amylin's Board of Directors in good faith, which Board of Directors shall provide to Lilly a written statement of such Fair Market Value within fifteen (15) Business Days following any request therefor.

      2.5 CONVERSION NOTICE. A Conversion Notice to Amylin under this Section 2 shall be delivered to Amylin pursuant to the notice provisions set forth in
Section 6.7 of this Milestone Conversion Agreement. Each such Conversion Notice shall state the Conversion Amount applicable to the Conversion, instruct Amylin to deliver a stock certificate representing the given Milestone Conversion Shares in the name of Lilly or its designee, and contain a certification by Lilly that its representations and warranties as set forth in Section 4 of this Milestone Conversion Agreement are true and correct on and as of the date that such Conversion Notice is delivered to Amylin.

      2.6 DELIVERY OF MILESTONE CONVERSION SHARES. Promptly following a Conversion in accordance with this Section 2, Lilly, or its designee, shall be entitled to receive a certificate for the number of Milestone Conversion Shares applicable to the Conversion determined in accordance with this Section 2. No fractional shares or scrip representing fractional shares shall be issued in connection with a Conversion.

      2.7 NO RIGHTS AS STOCKHOLDERS. This Milestone Conversion Agreement does not entitle Lilly to any voting rights or other rights as a stockholder of Amylin prior to the time of any Conversion.

      2.8 ELIMINATION OF PERFORMANCE GOAL MILESTONE PAYMENTS CREDIT. Notwithstanding any other provision of this Milestone Conversion Agreement or the Collaboration Agreement to the contrary, in no event may any Milestone Payment be subject to both a credit under Section 4.2(b) of the Collaboration Agreement and conversion into Common Stock under this Milestone Conversion Agreement.



                                       4.

      2.9 CONDITIONS PRECEDENT TO EACH CONVERSION. The obligation of Amylin to issue any Milestone Conversion Shares shall be further subject to the satisfaction of each of the following conditions precedent on or before the date that any Conversion Notice is delivered to Amylin.

            (a) The representations and warranties made by Lilly in Section 4 hereof shall be true and correct on and as of the date that a Conversion Notice is delivered to Amylin with the same force and effect as if they had been made as of such date.

            (b) Lilly shall have performed and complied in all material respects with all agreements, obligations and conditions in this Milestone Conversion Agreement, if any, that are required to be performed or complied with by it on or before the date that any Conversion Notice is delivered to Amylin, and no material default by Lilly shall exist under the Collaboration Agreement or any Related Agreement as of the date of such Conversion Notice.

            (c) No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the transactions contemplated by this Milestone Conversion Agreement or under the Collaboration Agreement shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the transactions contemplated by this Milestone Conversion Agreement or under the Collaboration Agreement that makes consummation of the transactions contemplated by this Milestone Conversion Agreement or under the Collaboration Agreement or any Related Agreement illegal.

            (d) No Person shall have commenced or threatened to commence any Legal Proceeding challenging or seeking the recovery of a material amount of Damages in connection with the transactions contemplated by this Milestone Conversion Agreement or under the Collaboration Agreement or any Related Agreement.

            (e) Amylin shall not be required to obtain stockholder approval of the issuance of the Milestone Conversion Shares applicable to the given Conversion in order to comply with Nasdaq Stock Market Marketplace Rules or similar stockholder voting requirements that may be imposed on Amylin by any other established stock exchange or national market system on which Amylin's Common Stock is traded or listed (it being understood that to the extent that and for so long as any such stockholder approval would be required, Amylin shall not be obligated to make such Conversion or any other Conversion under this Milestone Conversion Agreement).

            (f) The waiting period applicable to the consummation of the transactions contemplated by this Milestone Conversion Agreement, including any Conversion hereunder, or under the Collaboration Agreement under the HSR Act shall have expired or been terminated.

            (g) Lilly shall not be entitled to acquire any shares of Common Stock hereunder if, as a result of such acquisition, Lilly would beneficially own more than the lesser of (i) 19.9% of the Common Stock then outstanding or
(ii) such number of shares as would require approval of such acquisition or the Collaboration Agreement or any of the Related Agreements by Amylin's stockholders in order to comply with Nasdaq Stock Market Marketplace Rules or



                                       5.

similar stockholder voting requirements that may be imposed on Amylin by any other established stock exchange or national market system on which Amylin's Common Stock is traded or listed (it being understood that to the extent that and for so long as any such stockholder approval would be required, Amylin shall not be obligated to make such Conversion or any other Conversion under this Milestone Conversion Agreement). In such case, Lilly shall be entitled to acquire such number of shares of Common Stock as could be acquired without exceeding the limitation set forth above. The BID Conversion Period and/or the SR Conversion Period, as the case may be, shall be automatically extended with respect to the remainder of the shares of Common Stock that would otherwise be issuable upon conversion for a period not to exceed one year, and Lilly shall be entitled, upon written notice to Amylin, to receive the remainder of the shares at such time as the receipt of such shares would not cause Lilly's ownership to exceed the limitation described above during such one year period.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF AMYLIN

Amylin hereby represents and warrants to Lilly as of the Effective Date that:

      3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Amylin is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. Amylin is duly qualified to transact business as a corporation and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect upon Amylin's ability to perform its obligations under this Milestone Conversion Agreement or the validity or enforceability of, or Lilly's rights and remedies under, this Milestone Conversion Agreement.

      3.2 AUTHORIZATION; DUE EXECUTION. Amylin has the requisite corporate power and authority to enter into this Milestone Conversion Agreement and to perform its obligations under the terms of this Milestone Conversion Agreement and, at the time of a Conversion pursuant to Section 2 of this Milestone Conversion Agreement, will have the requisite corporate power to sell the Milestone Conversion Shares. All corporate action on the part of Amylin, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Milestone Conversion Agreement has been taken. This Milestone Conversion Agreement has been duly authorized, executed and delivered by Amylin and, upon due execution and delivery by Lilly of this Milestone Conversion Agreement, this Milestone Conversion Agreement will be a valid and binding agreement of Amylin, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

      3.3 VALID ISSUANCE OF STOCK. The Milestone Conversion Shares, when issued, sold and delivered in accordance with the terms of Section 2 hereof for the consideration and on the terms and conditions set forth herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of Lilly in this Milestone Conversion Agreement, will be issued in compliance with all applicable federal and state securities laws.

      3.4 NO DEFAULTS. There exists no default under the provisions of any instrument or agreement evidencing, governing or otherwise relating to any material indebtedness of Amylin,



                                       6.

or with respect to any other agreement, a default under which could have a material adverse effect upon Amylin's ability to perform its obligations under this Milestone Conversion Agreement or the validity or enforceability of, or Lilly's rights and remedies under, this Milestone Conversion Agreement.

      3.5 SEC FILINGS. Amylin has timely filed with the SEC all reports, registration statements and other documents required to be filed by it (the "SEC FILINGS") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"). The SEC Filings were prepared in accordance and, as of the date on which each such SEC Filing was filed with the SEC, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent information contained in any of the SEC Filings has been revised, corrected or superseded by a later filing of any such form, report or document, none of the SEC Filings currently contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Amylin is required in connection with the consummation of the transactions contemplated by this Milestone Conversion Agreement, except for such approvals or consents required under the HSR Act and such other notices required or permitted to be filed with certain state and federal securities commissions after the Effective Date, which notices will be filed on a timely basis.

      3.7 NO CONFLICT. Amylin's execution, delivery and performance of this Milestone Conversion Agreement does not violate any provision of Amylin's Certificate of Incorporation or Bylaws, each as amended as of the date hereof (copies of which have been filed with Amylin's SEC Filings), any provision of any order, writ, judgment, injunction, decree, determination or award to which Amylin is a party or by which it is bound, or, to Amylin's knowledge, any law, rule or regulation currently in effect having applicability to Amylin.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF LILLY

Lilly hereby represents and warrants to Amylin as of the Effective Date that:

      4.1 AUTHORIZATION; DUE EXECUTION. Lilly has the requisite corporate power and authority to enter into this Milestone Conversion Agreement and to perform its obligations under the terms of this Milestone Conversion Agreement and, at the time of each Conversion pursuant to Section 2 of this Milestone Conversion Agreement, will have the requisite corporate power to purchase the Milestone Conversion Shares. All corporate action on the part of Lilly, its officers,



                                       7.

directors and stockholders necessary for the authorization, execution and delivery of this Milestone Conversion Agreement have been taken. This Milestone Conversion Agreement has been duly authorized, executed and delivered by Lilly, and, upon due execution and delivery by Amylin, this Milestone Conversion Agreement will be a valid and binding agreement of Lilly, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

      4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Milestone Conversion Agreement is made with Lilly in reliance upon Lilly's representation to Amylin, which by Lilly's execution of this Loan Agreement it hereby confirms, that the Milestone Conversion Shares, if any, purchased by Lilly will be acquired for investment for Lilly's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lilly has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Milestone Conversion Agreement, Lilly further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Milestone Conversion Shares, if issued.

      4.3 DISCLOSURE OF INFORMATION. Lilly has received all the information that it has requested and that it considers necessary or appropriate for deciding whether to enter into this Milestone Conversion Agreement and to exercise its conversion rights under Section 2 of this Milestone Conversion Agreement to acquire the Milestone Conversion Shares. Lilly further represents that it has had an opportunity to ask questions and receive answers from Amylin regarding the terms and conditions of the offering of the Milestone Conversion Shares.

      4.4 INVESTMENT EXPERIENCE. Lilly is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Milestone Conversion Shares, if issued. Lilly also represents it has not been organized solely for the purpose of acquiring the Milestone Conversion Shares.

      4.5 ACCREDITED INVESTOR. Lilly is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the SEC pursuant to the Securities Act.

      4.6 RESTRICTED SECURITIES. Lilly understands that (a) the Milestone Conversion Shares will not be registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely and that the Lilly must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (b) each certificate representing the Milestone Conversion Shares, if issued, will be endorsed with the following legends:

            (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY



                                       8.

      NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED;

            (ii) Any legend required to be placed thereon pursuant to the Registration Rights Agreement;

            (iii) Any legend required to be placed thereon by Amylin's Bylaws or under applicable state securities laws; and

      and (c) Amylin will instruct any transfer agent not to register the transfer of the Milestone Conversion Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Milestone Conversion Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Milestone Conversion Agreement.

SECTION 5. COVENANTS

Amylin covenants and agrees that, during the term of this Milestone Conversion Agreement, it will:

      5.1 MAINTENANCE OF EXISTENCE AND RIGHTS. Maintain and preserve in full force and effect its existence and all rights, contracts, licenses, leases, qualifications, privileges, franchises and other authority necessary for the conduct of its business, and qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, except where the lapsing of any of the foregoing would not cause or result in a material adverse effect upon Amylin's ability to perform its obligations under any of this Milestone Conversion Agreement or the validity or enforceability of, or Lilly's rights and remedies under, this Milestone Conversion Agreement.

      5.2 GOVERNMENTAL AND OTHER APPROVALS. Apply for, obtain and maintain in effect, as applicable, all material authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance by Amylin of this Milestone Conversion Agreement, or any other documents or instruments to be executed or delivered by Amylin in connection herewith and the transactions consummated or to be consummated hereunder.

      5.3 COMPLIANCE WITH LAWS. Comply in all material respects with all laws, rules and regulations applicable to Amylin, except where Amylin's failure to comply with any of the foregoing would not cause or result in a material adverse effect upon Amylin's ability to perform its obligations under this Milestone Conversion Agreement or the validity or enforceability of, or Lilly's rights and remedies under, this Milestone Conversion Agreement.



                                       9.

SECTION 6. MISCELLANEOUS

      6.1 TERM. The term of this Milestone Conversion Agreement shall begin on the Effective Date and end on the earlier of: (i) the expiration of the SR Conversion Period; and (ii) the termination of the Collaboration Agreement by Amylin pursuant to Section 12.2 of the Collaboration Agreement. In the event that Lilly shall deliver to Amylin written notice indicating Lilly's intention to terminate the Collaboration Agreement for any reason (other than pursuant to Section 12.2 of the Collaboration Agreement), then effective as of the delivery of such notice to Amylin and thereafter during the term of this Milestone Conversion Agreement (i) the BID Conversion Amount shall be automatically, and without any further action by either party, reduced to one-half of the BID Conversion Amount as set forth in Section 2.1(a) of this Milestone Conversion Agreement, and (ii) the SR Conversion Amount shall be automatically, and without any further action by either party, reduced to one-half of the original BID Conversion Amount as set forth in Section 2.1(b).

      6.2 GOVERNING LAW. This Milestone Conversion Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      6.3 ASSIGNMENT. This Milestone Conversion Agreement will inure benefit and be binding upon each party, its successors and assigns. The Milestone Conversion Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred by either party without the prior written consent of the other party; provided, however, that either party may, without such consent, assign the Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets or business to which this Milestone Conversion Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. The rights and obligations of the parties under this Milestone Conversion Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any attempted assignment not in accordance with this Section will be void.

      6.4 ENTIRE AGREEMENT. This Milestone Conversion Agreement, the exhibits and schedules hereto, the Collaboration Agreement, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

      6.5 SEVERABILITY. In case any provision of this Milestone Conversion Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      6.6 TITLES AND SUBTITLES. The titles of the sections and subsections of the Milestone Conversion Agreement are for convenience of reference only and are not to be considered in construing this Milestone Conversion Agreement.

      6.7 NOTICES. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile or email to current a fax number or e-



                                      10.

mail address for the recipient (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


              if to Amylin, to: Amylin Pharmaceuticals, Inc.
                                9373 Towne Centre Drive, Suite 250
                                San Diego, California  92121
                                Attention: Chairman and Chief Executive Officer Fax No.: (858) 552-1936
                                E-Mail: jcook@amylin.com

              with a copy to:   Attention: General Counsel
                                Fax No.: (858) 552-1936
                                E-Mail: lrowland@amylin.com

              if to Lilly, to:  Eli Lilly and Company
                                Lilly Corporate Center
                                Indianapolis, IN 46285
                                Attention: General Counsel

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice will be deemed to have been given when delivered if personally delivered or sent by facsimile on a Business Day, on the Business Day after dispatch if sent by nationally-recognized overnight courier and on the third Business Day following the date of mailing if sent by mail.

      6.8 COUNTERPARTS. The Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS.]



                                      11.

      WITNESS the due execution hereof as of the day and year first above written.

ELI LILLY AND COMPANY                     AMYLIN PHARMACEUTICALS, INC.


     /s/  AUGUST M. WATANABE                   /s/  JOSEPH C. COOK, JR.
By:___________________________________    By:___________________________________

       August M. Watanabe                         Joseph C. Cook, Jr.
Name:_________________________________    Name:_________________________________

        Executive Vice President                 Chairman and
Title:  Science/Technology                Title: Chief Executive Officer
      ________________________________          ________________________________